UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: November 27, 2007
(Date of earliest event reported)

              Wells Fargo Mortgage Backed Securities 2007-AR7 Trust
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           (Exact name of issuing entity as specified in its charter)

                    Wells Fargo Asset Securities Corporation
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              (Exact name of depositor as specified in its charter)

                             Wells Fargo Bank, N.A.
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               (Exact name of sponsor as specified in its charter)

      New York                      333-143751-06           Applied For
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(State or other jurisdiction    (Commission File No.      (IRS Employer
of incorporation of issuing      of issuing entity)     Identification No.
     entity)                                            of issuing entity)

    5325 Spectrum Drive, Frederick, Maryland                    21703
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Address of principal executive offices                        (Zip Code)

Depositor's telephone number, including area code        (240) 586-5999
                                                 -------------------------------

      7430 New Technology Way, Frederick, Maryland          21703
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        (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.    Other Events

            Attached as Exhibit 4.1 is the pooling and servicing agreement, dated November 27, 2007 (the "Pooling and Servicing Agreement"), among Wells Fargo Asset Securities Corporation (the "Company"), as depositor, Wells Fargo Bank, N.A., as master servicer, and HSBC Bank USA, National Association, as trustee. The Pooling and Servicing Agreement governs the Wells Fargo Mortgage Backed Securities 2007-AR7 Trust Mortgage Pass-Through Certificates, Series 2007-AR7 (the "Certificates"), issued on November 27, 2007, including (i) the Class A-1 and Class A-R Certificates (the "Underwritten Certificates"), having an aggregate initial principal balance of $1,064,313,100.00, (ii) the Class B-1, Class B-2 and Class B-3 Certificates (the "Public Class B Certificates"), having an aggregate initial principal balance of $36,855,000.00 and (ii) the Class B-4, Class B-5 and Class B-6 Certificates (collectively with the Public Class B Certificates, the "Class B Certificates"), having an aggregate initial principal balance of $15,635,861.00.

            The Underwritten Certificates were sold to Wells Fargo Brokerage Services, LLC ("Wells Fargo Brokerage Services") pursuant to an underwriting agreement, dated February 15, 2006 and terms agreement, dated October 15, 2007 (together, the "Underwriting Agreement"), among the Company, Wells Fargo Bank, N.A. and Wells Fargo Brokerage Services. A copy of the Underwriting Agreement is attached as Exhibit 1.1.

            The mortgage loans underlying the Certificates were purchased by the Company from Wells Fargo Bank, N.A. pursuant to a mortgage loan purchase agreement, dated as of November 27, 2007 (the "Mortgage Loan Purchase Agreement"), between the Company and Wells Fargo Bank, N.A. A copy of the Mortgage Loan Purchase Agreement is attached as Exhibit 10.2.

            The Class B Certificates were transferred to Wells Fargo Bank, N.A. as partial consideration for the Mortgage Loans pursuant to the Mortgage Loan Purchase Agreement.

            The mortgage loans underlying the Certificates will be serviced by Wells Fargo Bank, N.A. pursuant to a servicing agreement, dated as of November 27, 2007 (the "Servicing Agreement"), between Wells Fargo Bank, N.A., as servicer, and Wells Fargo Bank, N.A., as master servicer. A copy of the Servicing Agreement is attached as Exhibit 10.1.

ITEM 9.01  Financial Statements and Exhibits

            (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                          Description
-----------                          -----------

      (1.1) Underwriting Agreement, dated February 15, 2006 and terms agreement, dated October 15, 2007, among the Company, Wells Fargo Bank, N.A., and Wells Fargo Brokerage
                                     Services, LLC

      (4.1) Pooling and Servicing Agreement, dated as of November 27, 2007, among Wells Fargo Asset Securities Corporation, Wells Fargo Bank, N.A., and HSBC Bank USA, National Association, as trustee.

      (10.1) Servicing Agreement, dated as of November 27, 2007, between Wells Fargo Bank, N.A., as servicer, and Wells Fargo Bank, N.A., as master servicer.

      (10.2) Mortgage Loan Purchase Agreement, dated as of November 27, 2007, between the Company and Wells Fargo Bank, N.A.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       WELLS FARGO ASSET SECURITIES
                                       CORPORATION

November 27, 2007


                                       /s/ Patrick Greene
                                       ----------------------------------------
                                       Patrick Greene
                                       Senior Vice President

                                INDEX TO EXHIBITS


                                                                    Paper (P) or
Exhibit No.               Description                             Electronic (E)
-----------               -----------                             --------------

      (1.1)               Underwriting Agreement, dated February
                          15, 2006 and terms agreement, dated     E
                          October 15, 2007, among the Company,
                          Wells Fargo Bank, N.A., and Wells
                          Fargo Brokerage Services, LLC

      (4.1)               Pooling and Servicing Agreement, dated
                          as of November 27, 2007, among Wells    E
                          Fargo Asset Securities Corporation,
                          Wells Fargo Bank, N.A., and HSBC Bank
                          USA, National Association, as trustee.

      (10.1)              Servicing Agreement, dated as of        E
                          November 27, 2007, between Wells Fargo
                          Bank, N.A., as servicer, and Wells
                          Fargo Bank, N.A., as master servicer.

      (10.2)              Mortgage Loan Purchase Agreement,       E
                          dated as of November 27, 2007, between
                          the Company and Wells Fargo Bank, N.A.